Exhibit 99.1

Office of the US Trustee—Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: March 2012

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	( X )	( )	( )

2. Comparative Balance Sheet.	( X )	( )	( )

3. Statement of Cash Receipts and Disbursements.	( X )	( )	( )

4. Statement of Aged Receivables.	( X )	( )	( )

5. Statement of Aged Payables.	( X )	( )	( )

6. Statement of Operations, Taxes, Insurance and Personnel.	( X )	( )	( )

7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated:	April 13, 2012
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011	June 30, 2011	July 31, 2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289	$557
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374	$2,707
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364	$5,764

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)	$(5,764)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 29,	March 31,
	2011	2011	2011	2011	2011	2012	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$2,264	$—	$13	$—	$3,924	$4	$3,193	$1
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116	$2,629
Professionals	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$10,753	$12,808	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$130

Total Expenses	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810	$5,260

Net Income (Loss)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)	$(5,260)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011	8/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644	$5,634,726
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644	$5,634,726

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486	$7,058,568

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815	$55,590
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815	$55,590

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,979	$47,448,754

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)	$(293,872,657)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)	$(40,381,493)	$(40,390,185)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486	$7,058,568

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012	3/31/2012
Assets
Current Assets
Cash	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049

Liabilities
Postpetition Liabilities:
Accounts Payable	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614	$47,412,063

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)	$(293,942,486)

Total Owner Equity	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)	$(40,460,014)

Total Liabilities and Equity	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: March 31, 2012

Cash Receipts

	$ 5,541,257.49	$ 5,541,257.49
Date	Description (Source)	Amount
Beginning Cash Balance		$5,534,017.74

Total Cash Receipts		$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: March 31, 2012

Cash Disbursements

Date	Check No.	Payee	Description	Amount
3/15/2012	ACH	Internal Revenue Service	941 Payroll Taxes	$552.34
3/28/2012	1147	IST Shareholder Services	Transfer Agen fees-March/out-of-pocket Feb/Fall-Spring Escheatment-Due Diligence	$2,006.85	*
3/28/2012	1148	RR Donnelley	EDGAR Prep and transmission	$517.00	*
3/28/2012	1149	J. Frank Armijo	March Retainer Board of Director Fee	$500.00	*
3/28/2012	1150	Kay C. Carnes	March Retainer Board of Director Fee	$500.00	*
3/28/2012	1151	Craig D. Eerkes	March Retainer Board of Director Fee	$500.00	*
3/28/2012	1152	Donald H. Swartz	March Retainer Board of Director Fee	$500.00	*
3/28/2012	1153	P. Mike Taylor	March Retainer Board of Director Fee	$500.00	*
3/28/2012	1154	Denise Sloon	Bookkeeping Services	$105.00	*
	1155		check written out of order - April expense
3/28/2012	1156	Idaho State Tax Commission	State Income Tax extension filing fee	$30.00	*
3/28/2012	1157	Utah State Tax Commission	State Income Tax extension filing fee	$100.00	*

	Total Cash Disbursements			$5,811.19

	Adjustments (explain)			$—

	Ending Cash Balance (must be reconciled to the bank statement for account cited above)			$5,528,206.55

*	Noted amounts have not yet cleared the bank statement.

3367-0.56-75181N11.n01 1 of 1A
		STATEMENT DATE
AMERICANWEST BANCORPORATION		Mar 31, 2012
ATTN: KRISTIN DANFORD		Pg 1 of 1
110 S FERRALL
SPOKANE WA 99202	3367

Sm Bus Free Ckg
03/31/20_2 Beginning Balance		5,541,257.49
0 Deposits/Other Credits	+	.00
11 Checks/Other Debits	-	7,792.09
03/31/20_2 Ending Balance	31 Days in Statement Period	5,533,465.40

Checks listed in numerical order ;			(*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1137	03/02	500.00	1142	03/05	151.90
1138	03/05	500.00	1143	03/08	1,560.52
1139	03/02	500.00	1144	03/05	404.00
1140	03/05	500.00	1145	03/02	1,859.94
1141	03/02	500.00	1146	03/07	763.39

Other Debits
03/15/2012 ACH Payment IRS	USATAXPYMT	552.34

		Daily Ending Balance
03/01	5,541,257.49	03/05	5,536,341.65	03/08	5,534,017.74
03/02	5,537,897.55	03/07	5,535,578.26	03/15	5,533,465.40

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending March 31, 2012

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$—	$—	$—	$—	$—
Postpetition
$—	$—	$—	$—	$—
Totals
$—	$—	$—	$—	$—

$000000
Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending March 31, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$—	$—	$—	$—	$—
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00
	BDO USA, LLC	$1,700.00	$—	$—	$1,700.00	$—
	IRS - 940 FUTA taxes	$17.70		$17.70	$—	$—
	Wash St. Dept of Labor	$1.20	$1.20	$—	$—	$—

	Totals	$18,898.68	$1.20	$17.70	$1,700.00	$17,179.78

	Accounts Payable Reconciliation
	Opening Balance	$19,449.82
	Total New Indebtedness Incurred this Month	$1.20

	Balance	$19,451.02

	Amount paid on Prior Accounts Payable	$552.34

	Closing Balance	$18,898.68

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: March 31, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The Debtor’s plan was rejected by a single large creditor. Negotiations for a consensual plan have been unsuccessful to date. An entity claiming to be a holder of trust preferred securities of the Debtor (“Holdco”) has indicated it will file an amended plan and disclosure statement. A hearing on the Holdco disclosure statement is scheduled for June 7, 2012.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid: N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FICA	$—	$392.34	3/15/2012	$—
Withholding	$—	$160.00	3/15/2012	$—
Unemployment	$17.70	$—	N/A	$—
Income	$—	$130.00	3/28/2012	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$1.20	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/2/2011	$228,561	$—
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—		$—	$1,700
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—